Statement of Additional Information Supplement January 1, 2016

American Funds Mortgage Fund®	The Tax-Exempt Fund of California®
American Funds Short-Term Tax-Exempt Bond Fund®	The Tax-Exempt Fund of Maryland®
American Funds Tax-Exempt Fund of New York®	The Tax-Exempt Fund of Virginia®
American High-Income Municipal Bond Fund®	Intermediate Bond Fund of America®
Limited Term Tax-Exempt Bond Fund of America®	Short-Term Bond Fund of America®
The Tax-Exempt Bond Fund of America®	U.S. Government Securities Fund®
Washington Mutual Investors FundSM

For the following funds with statements of additional information dated October 1, 2015 — November 1, 2015:

The “Management of the fund” section of the statement of additional information is amended by replacing the first sentence of the third paragraph under the heading “Compensation of investment professionals” with the following:

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. Bonuses for investment results generated in 2016 and thereafter will be based on the most recent year, a three-year rolling average, a five-year rolling average and an eight-year rolling average, with increasing weight placed on each succeeding measurement period. Bonuses for investment results generated in 2015 will be calculated using both methods referenced above, and the payment for individual managers and analysts will be the higher of the two calculations.

Keep this supplement with your statement of additional information.

Lit No. MFGEBS-156-1215O CGD/10149-S52463